CMA

CMA NORTH CAROLINA
MUNICIPAL MONEY FUND

Annual Report






March 31, 1999

MERRILL LYNCH BULL LOGO



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Statements and other information herein are as dated and are subject to change.





CMA North Carolina
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011

Printed on post-consumer recycled paper



TO OUR SHAREHOLDERS:


For the year ended March 31, 1999, CMA North Carolina Municipal
Money Fund paid shareholders a net annualized yield of 2.73%.* As of March 31, 1999, the Fund's 7-day yield was 2.29%.

Economic Environment
During 1998, North Carolina's economy grew at a healthy pace (4.1%) for the seventh-consecutive year as inflation-adjusted data continued to rise. Moreover, economists project continued growth in 1999, although at a slower annual rate of 2.9%. A majority of the state's economic sectors showed healthy growth during the past year, led by services with a 10.7% increase, finance and real estate with 7.7% growth, and construction, which rose 4.6%. Consequently, the North Carolina economy added over 56,900 jobs by year-end, a 1.5% increase over the December 1997 level. The bulk of this growth occurred in the service and technology sectors as the state continued to diversify its economy. Conversely, nondurable goods manufacturing, which includes textiles, continued its decade-long employment decline, losing 60,000 jobs since 1990. However, in terms of personal income, the state should be able to weather the loss of these jobs because of its growing finance and high-technology sectors. Personal income growth in North Carolina has outpaced the national average throughout the decade.

According to state economists, North Carolina's unemployment rate is expected to stay below 3.5% for 1999, given the expectation that the US economy will continue to perform well during the year. Most recently, the seasonally adjusted unemployment rate for February 1999 was 3.1%. Moreover, the state's most recent budget continues to focus on several areas related to job creation, particularly in the state's most economically distressed urban and rural areas.

*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Specifically, the government is allocating $2 million in grants and tax credits for companies that locate in these areas. Additionally, appropriations of $32 million are being made to industrial development and utility agencies. These agencies furnish funds that provide infrastructure assistance to companies expanding or locating in the state's most depressed rural counties. In respect to increasing North Carolina's global competitiveness, the state will also designate $5 million to the Industrial Recruitment Competitive Fund, which is designed to assist local government to bring new industry to the state.

Finally, the state's housing market did show signs of softening during the second half of 1998. After having outpaced the national average since early in the decade, North Carolina's house price appreciation slowed to mirror the US rate. The main reason for this was an oversupply of new construction and although the state does enjoy strong migration trends, household formations are not keeping up with this supply.

Investment Strategy
During the first half of the six-month period ended March 31, 1999, we maintained a slightly bullish investment strategy for CMA North Carolina Municipal Money Fund. The basis for this strategy was twofold. First, as the period began, a growing number of economic statistics, which reflected a somewhat weaker domestic economy, increased the probability that the Federal Reserve Board would have to ease monetary policy again. Second, we believed that the expected lack of short-term tax-exempt issuance during this period would cause yields on fixed-rate securities to outperform those on variable-rate demand obligations. Furthermore, as the period progressed, more evidence that problems in world financial markets and economies were worsening caused the yield on the one-year US Treasury bill to trade below 4.0% during early October 1998. Thus, we continued to increase the Fund's percentage of fixed-rate product when appropriate in order to lock in more attractive yields.

The Federal Reserve Board eased monetary policy by lowering the Federal Funds rate from 5.25% to 4.75% with two equal moves of 25 basis points (0.25%) early in the period. However, as 1999 began, it became apparent that previous interest rate cuts had a favorable effect on the world's financial markets and that the probability of a full-blown recession was lessening. Moreover, because of an increasing amount of domestic economic data depicting a robust economy and subdued inflation, we expected the Federal Reserve Board to keep monetary policy on hold for the near term. We also believed that because of traditional cash inflows during January and February, yields on one-year fixed-rate issues would provide little value to extending the portfolio's average maturity significantly.

In view of these factors, we limited our purchases of fixed-rate securities to tax-exempt commercial paper maturing in three months-- four months that provided comparable yields. We maintained this slightly bullish posture until the end of the period when we began to increase the Fund's investments in variable-rate demand obligations in order to seek to take advantage of the expected spike in yields on these issues from cash outflows during tax time. The Fund, which began the period with an average portfolio maturity in the 50-day range, concluded the period in the 35-day range. For the six-month period ended March 31, 1999, the state of North Carolina's issuance totaled $111.8 million, an increase from $95 million issued during the previous six-month period.

In Conclusion
We thank you for your support of CMA North Carolina Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Darrin J. SanFillippo)
Darrin J. SanFillippo
Vice President and Portfolio Manager



May 11, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on CMA North Carolina Municipal Money Fund's Board of Trustees. We are pleased to announce that Terry K. Glenn has been elected President and Trustee of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Trustees in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Trustees.


Portfolio Abbreviations for CMA North Carolina Municipal Money Fund

ACES SM    Adjustable Convertible Extendable Securities
AMT        Alternative Minimum Tax (subject to)
BAN        Bond Anticipation Notes
COP        Certificates of Participation
CP         Commercial Paper
GO         General Obligation Bonds
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
MSTR       Municipal Security Trust Receipts
PCR        Pollution Control Revenue Bonds
VRDN       Variable Rate Demand Notes


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999                                                         (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
North Carolina--    $ 4,000   Ashe County, North Carolina, Industrial Facilities and Pollution Control
95.0%                         Financing Authority, Industrial Revenue Bonds (Oldham Saw Inc. Project),
                              VRDN, AMT, 3.10% due 5/01/2014 (a)                                              $    4,000
                      1,000   Beaufort County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Texasgulf Inc.), VRDN, 3.10% due
                              12/01/2000 (a)                                                                       1,000
                      3,600   Brunswick County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (Wood Industries Inc. Project), VRDN, AMT, 3.25% due
                              7/01/2017 (a)                                                                        3,600
                              Buncombe County, North Carolina, GO, VRDN (a):
                        410       3.20% due 6/01/2000                                                                410
                        455       3.20% due 6/01/2002                                                                455
                        500       3.20% due 6/01/2004                                                                500
                        525       3.20% due 6/01/2005                                                                525
                        580       3.20% due 6/01/2007                                                                580
                        435       3.20% due 6/01/2008                                                                435
                        640       3.20% due 6/01/2009                                                                640
                        740       3.20% due 6/01/2012                                                                740
                      6,600   Cabarrus County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (S&D Coffee Inc. Project), VRDN,
                              AMT, 3.10% due 9/01/2011 (a)                                                         6,600
                      3,000   Carteret County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, PCR (Texasgulf, Inc. Project), VRDN, 3.125% due
                              10/01/2005 (a)                                                                       3,000
                      2,360   Chadbourn, North Carolina, GO, BAN, 2.89% due 8/18/1999                              2,360
                      4,200   Cleveland County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (Curtiss-Wright Flight System),
                              VRDN, AMT, 3.10% due 11/01/2023 (a)                                                  4,200
                     13,300   Clipper, North Carolina, Tax-Exempt Trust, VRDN, 3.11% due 4/12/2004 (a)            13,300
                      6,500   Davidson County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (Diebold Inc. Project), VRDN,
                              AMT, 3% due 6/01/2017 (a)                                                            6,500
                      4,198   Duplin County, North Carolina, Water District, GO, BAN, Series E, 3.10% due
                              11/17/1999                                                                           4,203
                      3,000   Edgecombe, North Carolina, Water and Sewer District No. 1, GO, BAN, 3.64% due
                              4/28/1999                                                                            3,000
                      1,780   Gaston County, North Carolina, Industrial Facilities and Pollution Control Financ-
                              ing Authority, IDR (Gold Medal Homes), VRDN, AMT, 3.10% due 12/01/2009 (a)           1,780
                              Granville County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds, VRDN (a):
                      4,000       (Mayville Metal Products Project), 3.45% due 5/23/2020                           4,000
                      1,605       (Tuscarora Plastics Inc. Project), AMT, 3.10% due 12/01/2001                     1,605
                        500   Greene County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (Federal Paper Board Company Inc. Project), VRDN,
                              3.10% due 11/01/2009 (a)                                                               500
                        730   Greenville, North Carolina, Utilities Commission, Combined Enterprise System
                              Revenue Bonds, 3.30% due 9/01/1999                                                     730


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999 (CONTINUED)                                             (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
North Carolina                Guilford County, North Carolina, Industrial Facilities and Pollution Control
(continued)                   Financing Authority, IDR, VRDN, AMT (a):
                    $ 2,000       (Neal Manufacturing), 3.10% due 11/01/2013                                  $    2,000
                      5,000       (Ornamental Products), 3.10% due 12/01/2014                                      5,000
                      7,500       (US Woven Label Project), 3.10% due 1/01/2013                                    7,500
                        900   Guilford County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Pharmagraphics Inc. Project), VRDN,
                              AMT, 3.20% due 9/01/2010 (a)                                                           900
                     18,015   Halifax County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Exempt Facilities Revenue Bonds (Westmoreland), VRDN,
                              3.10% due 12/01/2019 (a)                                                            18,015
                              Holly Springs, North Carolina, GO, BAN:
                      6,617       3.02% due 12/08/1999                                                             6,618
                      2,000       Series A, 3.04% due 12/08/1999                                                   2,000
                      2,900   Johnston County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Hamlin Sheet Metal Co. Inc.), VRDN, AMT,
                              3.10% due 11/01/2017 (a)                                                             2,900
                      3,700   Lenoir County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds, IDR (West Co. Nebraska Inc. Project),
                              VRDN, 3.15% due 10/01/2005 (a)                                                       3,700
                              Lincoln County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR:
                      7,400       (Hof Textiles Inc. Project), AMT, 3% due 10/01/2011                              7,400
                      3,500       (Packaging NC Project), VRDN, 3.25% due 10/01/2013 (a)                           3,500
                      2,125   Mecklenburg County, North Carolina, GO, Series B, 4.70% due 3/01/2000                2,158
                              Mecklenburg County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds, VRDN (a):
                      2,000       (Edgecomb Metals Company Project), 3% due 12/01/2009                             2,000
                      1,500       (Griffith Micro Science Project), AMT, 3.05% due 11/01/2007                      1,500
                      8,500       (Rexroth Corporation Project), AMT, 3.10% due 9/01/2016                          8,500
                      5,000   Mecklenburg County, North Carolina, Public Improvements, GO, Series B, 4.25%
                              due 2/01/2000                                                                        5,056
                        705   New Hanover County, North Carolina, Industrial Facilities Revenue Bonds
                              (Interroll Corp. Project), VRDN, 3.10% due 11/01/2003 (a)                              705
                      1,100   North Carolina Agricultural Finance Authority, Agricultural Development Rev-
                              enue Bonds (Citterio USA Corp. Project), VRDN, AMT, 3.10% due 3/01/2013 (a)          1,100
                     16,500   North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds,
                              CP, 2.85% due 4/06/1999                                                             16,500
                      8,000   North Carolina Eastern Municipal Power Agency, Power System Revenue
                              Refunding Bonds, Series A, 4.25% due 1/01/2000 (d)                                   8,074
                              North Carolina Educational Facilities Finance Agency Revenue Bonds, VRDN (a):
                      2,000       (Catawba College), 3% due 3/01/2019                                              2,000
                      3,700       (Duke University Project), Series A, 2.95% due 12/01/2017                        3,700
                      2,000       (Duke University Project), Series A, 2.95% due 6/01/2027                         2,000
                      1,900   North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds
                              (Cabarrus Memorial Hospital Project), VRDN, 3% due 3/01/2012 (a)                     1,900
                              North Carolina Medical Care Commission, Hospital Revenue Bonds, ACES,
                              VRDN (a):
                      3,100       (Pooled Equipment Financing Project), 2.95% due 12/01/2025 (b)                   3,100
                      3,300       (Pooled Financing Project), 3% due 4/01/2012                                     3,300
                        500       (Pooled Financing Project), Series A, 3.15% due 10/01/2020                         500
                              North Carolina Medical Care Commission, Hospital Revenue Bonds, VRDN (a):
                      3,500       (Duke University Hospital Project), Series C, 2.95% due 6/01/2015                3,500
                      2,130       (Duke University Hospital Project), Series D, 2.95% due 6/01/2015                2,130
                        200       (Moses H. Cone Memorial Hospital Project), 3.10% due 10/01/2023                    200



CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999 (CONCLUDED)                                             (IN THOUSANDS)
                      Face                                                                                      Value
State                Amount                            Issue                                                  (Note 1a)
North Carolina      $ 8,000   North Carolina Medical Care Commission, Hospital Revenue Refunding Bonds
(concluded)                   (Lexington Memorial Hospital Project), VRDN, 2.95% due 4/01/2010 (a)            $    8,000
                      3,000   North Carolina Medical Care Commission Revenue Bonds (Lutheran
                              Retirement Project), VRDN, 3% due 1/01/2019 (a)                                      3,000
                              North Carolina Municipal Power Agency No. 1 (Catawba Electric), CP:
                     15,000       2.90% due 4/01/1999                                                             15,000
                     20,650       2.90% due 4/06/1999                                                             20,650
                      4,000       2.90% due 4/12/1999                                                              4,000
                      1,700   North Carolina State Ports Authority, Docks and Wharves Facility Revenue
                              Bonds (Morehead City Terminals), VRDN, 3.10% due 1/01/2016 (a)                       1,700
                      1,210   Piedmont Triad Airport Authority, North Carolina, Special Facility Revenue
                              Bonds (Purpose-Cessna Aircraft Company Project), VRDN, 3.10% due
                              10/01/2012 (a)                                                                       1,210
                              Raleigh Durham, North Carolina, Airport Authority, Special Facility Revenue
                              Refunding Bonds (American Airlines), VRDN (a):
                      1,400       Series A, 2.90% due 11/01/2005                                                   1,400
                      3,200       Series A, 2.90% due 11/01/2015                                                   3,200
                        200       Series B, 3.20% due 11/01/2015                                                     200
                      6,095   Raleigh, North Carolina, Parking Facility Lease, COP (RPDA Project), 6.75% due
                              1/01/2000 (c)                                                                        6,381
                      2,300   Rowan County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, PCR, IDR (Hon Industries Project), VRDN, AMT, 3.10% due
                              4/01/2018 (a)                                                                        2,300
                      2,800   Rutherford County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (All American Homes of North Carolina), VRDN, AMT,
                              3.20% due 11/01/2011 (a)                                                             2,800
                      3,330   Sampson County, North Carolina, Water and Sewer District II, GO, BAN, 3.535%
                              due 6/02/1999                                                                        3,330
                      5,000   Stanley County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (Patrick Industries Project), VRDN, AMT, 3.20% due
                              8/01/2010 (a)                                                                        5,000
                     10,000   Wake County, North Carolina, Industrial Facilities and Pollution Control Financ-
                              ing Authority (Carolina P&L Co. Project), CP, Series B, 3.05% due 4/07/1999         10,000
                      3,000   Wake County, North Carolina, Industrial Facilities and Pollution Control Financ-
                              ing Authority, IDR (Accu-Fab Inc. Project), VRDN, AMT, 3.20% due 1/01/2019 (a)       3,000
                      4,000   Wake County, North Carolina, M/F Housing Authority Revenue Bonds
                              (Chandler Ridge Apartments Project), VRDN, 3.15% due 12/01/2038 (a)                  4,000
                        300   Wilson County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (North Carolina Chip Co. Project), VRDN, 3.10% due
                              1/01/2000 (a)                                                                          300
                      1,200   Winston Salem, North Carolina, GO, Refunding, 6.50% due 6/01/1999                    1,206

Puerto Rico--         6,400   Puerto Rico Commonwealth, Government Development Bank, Revenue
4.5%                          Refunding Bonds, VRDN, 2.75% due 12/01/2015 (a)(b)                                   6,400
                      2,500   Puerto Rico Commonwealth, Highway and Transportation Authority, Transporta-
                              tion Revenue Refunding Bonds, VRDN, Series A, 2.65% due 7/01/2028 (a)(d)             2,500
                      5,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, GO, MSTR, VRDN,
                              Series SGA-43, 2.75% due 7/01/2022 (a)                                               5,000

                              Total Investments (Cost--$302,696*)--99.5%                                         302,696

                              Other Assets Less Liabilities--0.5%                                                  1,370
                                                                                                              ----------
                              Net Assets--100.0%                                                              $  304,066
                                                                                                              ==========


(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1999.
(b)MBIA Insured.
(c)Prerefunded.
(d)AMBAC Insured.
  *Cost for Federal income tax purposes.

See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1999
Assets:
Investments, at value (identified cost--$302,696,212) (Note 1a)                                          $   302,696,212
Cash                                                                                                             164,480
Receivables:
 Interest                                                                           $     1,478,126
 Securities sold                                                                              4,959            1,483,085
                                                                                    ---------------
Prepaid registration fees and other assets (Note 1d)                                                               4,626
                                                                                                         ---------------
Total assets                                                                                                 304,348,403
                                                                                                         ---------------
Liabilities:
Payables:
 Investment adviser (Note 2)                                                                134,528
 Distributor (Note 2)                                                                        91,249              225,777
                                                                                    ---------------
Accrued expenses and other liabilities                                                                            56,369
                                                                                                         ---------------
Total liabilities                                                                                                282,146
                                                                                                         ---------------
Net Assets                                                                                               $   304,066,257
                                                                                                         ===============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                               $    30,413,216
Paid-in capital in excess of par                                                                             273,718,947
Accumulated realized capital losses--net (Note 4)                                                                (65,906)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 304,132,164 shares of
beneficial interest outstanding                                                                          $   304,066,257
                                                                                                         ===============
See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1999
Investment Income (Note 1c):
Interest and amortization of premium earned                                                              $     9,718,043

Expenses:
Investment advisory fees (Note 2)                                                    $    1,425,986
Distribution fees (Note 2)                                                                  355,105
Professional fees                                                                            56,715
Transfer agent fees (Note 2)                                                                 54,900
Accounting services (Note 2)                                                                 51,784
Registration fees (Note 1d)                                                                  34,265
Custodian fees                                                                               27,014
Printing and shareholder reports                                                             18,811
Pricing fees                                                                                  7,304
Trustees' fees and expenses                                                                   2,081
Other                                                                                         5,136
                                                                                    ---------------
Total expenses                                                                                                 2,039,101
                                                                                                         ---------------
Investment income--net                                                                                         7,678,942

Realized Loss on Investments--Net (Note 1c)                                                                      (26,651)
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $     7,652,291
                                                                                                         ===============


See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                         1999                 1998
Operations:
Investment income--net                                                              $     7,678,942      $     8,203,913
Realized gain (loss) on investments--net                                                    (26,651)                 556
                                                                                    ---------------      ---------------
Net increase in net assets resulting from operations                                      7,652,291            8,204,469
                                                                                    ---------------      ---------------

Dividends to Shareholders (Note 1e):
Investment income--net                                                                   (7,678,942)          (8,203,913)
                                                                                    ---------------      ---------------
Net decrease in net assets resulting from dividends to shareholders                      (7,678,942)          (8,203,913)
                                                                                    ---------------      ---------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                        779,318,396          908,145,767
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e)                                                                       7,678,935            8,204,020
                                                                                    ---------------      ---------------
                                                                                        786,997,331          916,349,787
Cost of shares redeemed                                                                (789,973,877)        (883,460,955)
                                                                                    ---------------      ---------------
Net increase (decrease) in net assets derived from beneficial interest
transactions                                                                             (2,976,546)          32,888,832
                                                                                    ---------------      ---------------

Net Assets:
Total increase (decrease) in net assets                                                  (3,003,197)          32,889,388
Beginning of year                                                                       307,069,454          274,180,066
                                                                                    ---------------      ---------------
End of year                                                                         $   304,066,257      $   307,069,454
                                                                                    ===============      ===============


See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                            For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                   1999          1998           1997         1996          1995
Per Share Operating Performance:
Net asset value, beginning of year                     $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                       ---------     ---------     ---------     ---------     ---------
Investment income--net                                       .03           .03           .03           .03           .03
Realized gain (loss) on investments--net                      --++          --++          --++          --++          --++
                                                       ---------     ---------     ---------     ---------     ---------
Total from investment operations                             .03           .03           .03           .03           .03
                                                       ---------     ---------     ---------     ---------     ---------
Less dividends from investment income--net                  (.03)         (.03)         (.03)         (.03)         (.03)
                                                       ---------     ---------     ---------     ---------     ---------
Net asset value, end of year                           $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                       =========     =========     =========     =========     =========

Total Investment Return                                    2.73%         3.02%         2.84%         3.12%         2.61%
                                                       =========     =========     =========     =========     =========

Ratios to Average Net Assets:
Expenses, net of reimbursement                              .71%          .71%          .72%          .69%          .62%
                                                       =========     =========     =========     =========     =========
Expenses                                                    .71%          .71%          .72%          .74%          .72%
                                                       =========     =========     =========     =========     =========
Investment income--net                                     2.69%         2.97%         2.79%         3.08%         2.58%
                                                       =========     =========     =========     =========     =========

Supplemental Data:
Net assets, end of year (in thousands)                 $ 304,066     $ 307,069     $ 274,180     $ 273,910     $ 278,704
                                                       =========     =========     =========     =========     =========

++Amount is less than $.01 per share.

See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
CMA North Carolina Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1999, the Fund had a net capital loss carryforward of approximately $66,000, of which $5,000 expires in 2001, $10,000 expires in 2002, $13,000 expires in 2003, $11,000 expires in 2005
and $27,000 expires in   2007. This amount will be available to
offset like amounts of any future taxable gains.


<AUDIT-REPORT>
CMA NORTH CAROLINA MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
CMA North Carolina Municipal Money Fund
of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 12, 1999
</AUDIT-REPORT>




CMA NORTH CAROLINA MUNICIPAL MONEY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)


All of the net investment income distributions paid daily by CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the taxable year ended March 31, 1999.

Please retain this information for your records.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES


Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and
  Treasurer
Robert Harris--Secretary

Gerald M. Richard, Treasurer of CMA North Carolina Municipal Money Fund has recently retired. His colleagues at Merrill Lynch Asset
Management, L.P. join the Fund's Board of Trustees in wishing Mr.
Richard well in his retirement.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].